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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 24, 2003.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864
                                                 ------


               Delaware                                        36-3329400
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    (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                        Identification No.)

125 South Franklin Street, Chicago, Illinois                  60606-4678
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            (312) 606-4000
                                                          ----------------------



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         Item 5.  OTHER EVENTS.
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         On January 24, 2003, USG Corporation ("USG") issued a press release announcing that it has reduced the amount of its Debtor-In-Possession credit facility. A copy of the foregoing press release is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.


                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 USG CORPORATION
                                                     Registrant


Date: January 24, 2003                       By:  /s/ Richard H. Fleming
                                                  ------------------------------
                                            Its:  Executive Vice President
                                                  and Chief Financial Officer



EXHIBIT INDEX

99(a) Press release, dated January 24, 2003, issued by USG Corporation